STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS:
Participant directed investments at fair value	$ 225,971,785	$ 196,343,988
Receivables:
Notes receivable from participants	2,295,100	2,087,765
Employer contributions	3,069,397	2,803,192
Participant Contributions	973	0
Total receivables	5,365,470	4,890,957
LIABILITIES:
Accrued plan expenses	0	88,863
NET ASSETS AVAILABLE FOR BENEFITS	$ 231,337,255	$ 201,146,082